Exhibit 99.1

January 2011

Cautionary Notice Regarding Forward-Looking Statements This presentation contains forward-looking statements by Crown Crafts, Inc. (the "Company") within the meaning of the Securities Act of 1933, the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995, and all Rules and Regulations issued thereto. Such statements are based upon management's current expectations, projections, estimates and assumptions. Words such as "expects," "believes," "anticipates" and variations of such words and similar expressions identify such forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause future results to differ materially from those suggested by the forward-looking statements. These risks include, but are not limited to, general economic conditions, including changes in interest rates, the overall level of consumer spending and the price of oil, cotton and other raw materials used in the Company's products, changing competition, changes in federal and state governmental regulations with respect to the consumer products industry, changes in the retail environment, the level and pricing of future orders from the Company's customers, the Company's dependence upon third-party suppliers, including some located in foreign countries with unstable political climates, the Company's ability to successfully implement new information technologies, customer acceptance of both new designs and newly-introduced product lines, actions of competitors that may impact the Company's business, disruptions to transportation systems or shipping lanes used by the Company or its suppliers, and the Company's dependence upon licenses from third parties. Reference is also made to the Company's periodic filings with the Securities and Exchange Commission for additional risk factors that may impact the Company's results of operations and financial condition. The Company does not undertake to update the forward-looking statements contained herein to conform to actual results or changes in our expectations, whether as a result of new information, future events or otherwise. 2

Company Snapshot Percentages based on operating results for the fiscal year ended March 28, 2010 3 Dominant manufacturer of infant and toddler bedding, blankets, and accessories to mass and specialty markets Market leader of infant and toddler bibs and disposable feeding products

Crown Crafts Infant Products Premier supplier of nursery decor and accessories, producing innovative, cutting-edge products for every relevant channel of distribution Industry leader in design expertise The acquisition of the infant and toddler product lines of Springs Global US, Inc. in November 2007 significantly expanded the toddler business and solidified the company's leadership position in the toddler bedding category. Launched a licensing program in December 2010 with The Gift Wrap Company for a full range of NoJo-branded baby books, gift wrap, greeting cards, photo frames and memory books, to be presented at the National Stationery Show in May 2011 4

Crown Crafts Infant Products 5

Hamco, Inc. Significant market share in the bib category Known for its extensive proprietary design expertise Commitment to excellence in product innovation, quality, customer service and competitive pricing Acquired the assets of Neat Solutions(r) in 2009 and Bibsters(r) in 2010 Opening into the disposable products market - bibs, toilet seat covers, diaper changing pads, floor mats and car seat covers Acquisitions expected to add a combined $7.0 million in annual net sales and contribute more than 30% of net sales to EBITDA after integration and acquisition costs 6

Hamco Products 7

Neat Solutions(r) Founded in 1995; assets acquired by Hamco in July 2009 Leading designer, producer and marketer of infant and toddler products, with a focus on products that provide convenience and germ protection Disposable Stick-on Placemats Disposable Toilet Seat Covers Disposable Cup Labels Disposable Changing Mats Disposable Bibs Reusable Floor Mats Disposable Shopping Cart Covers Disposable Floor Mats Recipient of multiple awards for its Table Topper(r) and Potty Topper(r) products More than 95% market share, with distribution in grocery and drug stores, restaurants, specialty stores and mass market retailers 8

Neat Solutions(r) Products 9

Bibsters(r) Bibsters(r) disposable bibs were launched by Procter and Gamble in February 2003 and acquired by Hamco in May 2010 - provides a disposable bib solution for Moms "on the go" Bibsters(r) product line includes: 16 Count Toddler Pocket Bib 4 Count Trial and Travel Size 32 Count Toddler Pocket Bib 20 Count Infant Bib Dominant market share in the disposable bib category, with retail placement at Mass, Mid-Tier, Grocery & Drug and top e-tailers Strong complement to Neat Solutions' disposable product line acquired in 2009 10

Stable Market and Broad Channels of Distribution 11 Strong complement of branded, licensed and private label product offerings allow for diversified customer and market reach and leverages licensing experience and relationships Baseline demand is derived from more than 4 million U.S. births per year Primary market is from the 40% of these births that are to first-time mothers Grandparents are also a significant market as the primary purchaser of higher-end products. Gross Sales by Market For the Fiscal Year Ended March 28, 2010 (percentages - Unaudited) Births represent significant purchasing events regardless of economic conditions or household income. Many items are non-discretionary.

Diverse Product Offerings 12 Quality Licenses Company-Owned Brands

Dominant Retail Distribution Gross Sales by Customer For the Fiscal Year Ended March 28, 2010 (Unaudited) Infant products distribution is highly concentrated Crown Crafts' sales to major stores is proportionate to overall market 13 All Others

Targeted Go-Forward Strategic Plan Diversify product categories and channels of distribution Springs acquisition raised market share of toddler bedding to 50% Acquisitions of Neat Solutions(r) and Bibsters(r) provided entry into disposables Entry into pet industry with Neat Solutions(r) for Pets Became the exclusive North American distributor for okiedog(r) diaper bags Seeking strategic acquisition candidates for continued product diversification Director of International Sales hired in 2010 Elevate and leverage Company brands Brand sales have increased by 30% YTD through December 2010 over prior year NoJo licensing program with The Gift Wrap Company launched in 2010 Optimize operational efficiencies Continue internal capital creation through efficient management 14 Aggressive five-year strategic plan to drive top-tier sales growth and profitability

Neat Solutions(r) for Pets Organic growth opportunity in $50 billion pet industry, which has doubled in the last 10 years 39% of U.S households own at least one dog and 33% of U.S. households own at least one cat (source: American Pet Products Manufacturers Association 2009-2010 National Pet Owners Survey) Perfect fit for Crown Crafts Infant Products to further the Company's strategy to elevate the Neat Solutions(r) brand Leverages the following existing Company competencies with pet industry experience: Expertise in softline products Capabilities in design, fabrication and procurement Keen understanding of pet parents' spending patterns September 2010 debut at the Super Zoo Expo in Las Vegas, NV Product offerings will concentrate on dogs and cats 15 Beds Kennel Mats Bolsters Protective and Decorative Throws

okiedog(r) Diaper Bags and Stroller Accessories 16 In November 2010, Crown Crafts Infant Products expanded its offering of products by becoming the exclusive distributor of okiedog(r) diaper bags and stroller accessories for North America. The okiedog(r) product line includes seven fashionable models of diaper bags that provide parents and caregivers with the functionality needed for their busy schedules. All okiedog(r) diaper bags come equipped with: Changing mat with antibacterial treatment Insulated bottle holder Clipix stroller attachment accessories Reflective stripe

Financial Highlights 17

Operating Highlights (in millions) 18 Springs purchased in November, 2007

Selected Financial Data from Consolidated Balance Sheets (in millions) 19

Debt Balances (In millions) Springs purchased in November, 2007 Net of Cash Balances 20

Outlook for the Fiscal Ending April 3, 2011 21 2011 Estimate (1) (Low) (High) 2010 2009 2009 2010 2011 Estimate (1) (Low) (High) (1) Fiscal year 2011 guidance last updated on January 6, 2011 (2) Net income (loss) per diluted share, adjusted to exclude the effects, net of taxes, of the charge related to an impairment of goodwill in fiscal year 2009 and, for fiscal year 2011, the costs associated with the proxy costs related to the 2010 annual meeting and compensation costs related to non-vested stock awarded to certain employees in fiscal year 2011

Investment Summary Crown Crafts is a focused and profitable consumer products company operating primarily in the growing infant and juvenile soft goods market. Committed to excellence in product innovation, quality, customer service and competitive pricing. Full range of company-branded, licensed and private label product offerings provide for diversified customer and market reach Strong licensing experience and retail relationships Continuous engagement in organic and strategic growth initiatives 22

23 Attendees and other viewers of the preceding presentation are advised to read all reports and other filings made by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Copies of these filings may be obtained, without charge, by directing a request to Halliburton Investor Relations, 14651 Dallas Parkway, Suite 800, Dallas, TX 75254, or at www.sec.gov. For Additional Information

Non-GAAP Reconciliations 24

25 Basis for the Presentation of Non-GAAP Financial Measures In addition to the Company's presentation of its financial position and results of operations in conformity with accounting principles generally accepted in the United States of America ("GAAP"), the Company has also presented certain measures of its financial position and results which are not determined in accordance with GAAP. These non-GAAP financial measures include EBITDA and Adjusted EBITDA, which excludes a goodwill impairment charge in fiscal 2009 and impairment charges associated with an asset held for sale in fiscal years 2009 and 2010. The Company has also presented its Adjusted Diluted Earnings Per Share ("EPS"), which excludes the effects, net of taxes, of the goodwill impairment charge in fiscal year 2009 and, for fiscal year 2011, the costs associated with the proxy costs related to the 2010 annual meeting of stockholders and compensation costs related to non-vested stock awarded to certain employees in fiscal year 2011. The Company uses Adjusted EBITDA and Adjusted Diluted EPS internally to monitor the Company's operating results and cash flow and to evaluate the performance of its businesses. The Company believes that Adjusted EBITDA and Adjusted Diluted EPS provide useful information and are important indicators of the Company's ability to generate cash sufficient to reduce debt, declare and pay dividends, make strategic investments, meet capital expenditures and working capital requirements and otherwise meet its obligations as they become due. The items excluded to calculate Adjusted EBITDA and Adjusted Diluted EPS are significant components in understanding and assessing the Company's financial position and results of operations. The Company, consistent with its internal analysis, has also presented its debt on a net-of-cash basis as of the end of fiscal 2008, 2009 and 2010. Offsetting these amounts is permitted under GAAP in only limited circumstances. The non-GAAP measures are provided as supplemental information and should be considered in addition to, and not as a substitute for, such GAAP measures including the Company's debt balances, its net income or loss, cash flow provided by or used in operating, investing or financing activities, and other measures of financial position or results of operations reported in accordance with GAAP. Because these non-GAAP financial measures are not calculated in accordance with GAAP, companies typically calculate them in varying ways. Therefore, the non-GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures of other companies.

Reconciliations of Net Income (Loss) to Adjusted EBITDA (in millions, except percentages - Unaudited) 26

Reconciliations of Net Income (Loss) to Adjusted Net Income (in millions, except per share amounts - Unaudited) 27